COLUMBIA FUNDS SERIES TRUST I

Columbia Income Fund

(the “Fund”)

Supplement dated July 27, 2010 to the Prospectuses and

Statement of Additional Information, each dated August 1, 2009, as supplemented

The Board of Trustees of Columbia Funds Series Trust I has approved changes to the name and the principal investment strategies of the Fund. Accordingly, effective on or about September 27, 2010, the Fund’s prospectuses and Statement of Additional Information are revised and supplemented as follows:

1)	All references to “Columbia Income Fund” are replaced with “Columbia Corporate Income Fund.”

2)	The first sentence of the first paragraph under the Principal Investment Strategies section of the prospectuses is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies.

Shareholders should retain this Supplement for future reference.

C-1181-2 A (7/10)